UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 31, 2021

BOXLIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 001-37564

Nevada	8211	46-4116523
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

BOXLIGHT CORPORATION

1045 Progress Circle

Lawrenceville, Georgia 30043

(Address Of Principal Executive Offices) (Zip Code)

678-367-0809

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 per share	BOXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

EXPLANATORY NOTE

Explanatory Note to Form 8-K

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed January 5, 2022 (“the Original Form 8K”) by Boxlight Corporation, a Nevada Corporation (the “Company”), and its wholly owned subsidiary, Boxlight, Inc. (“Boxlight”), for the acquisition of 100% of the membership interests of FrontRow Calypso LLC, a Delaware limited liability company (“FrontRow”), which acquisition closed on December 31, 2021. FrontRow was acquired in exchange for payment of $34.7 million to Phonic Ear, Inc. and Calypso Systems LLC, the equity holders of FrontRow (the “Equityholders”). The acquisition occurred pursuant to the terms of a membership interest purchase agreement, dated October 29, 2021 (the “Purchase Agreement”), between the Company, Boxlight, FrontRow and the Equityholders, which Purchase Agreement was filed as Exhibit 10.1 to our Current Report on Form 8-K dated October 29, 2021.This Current Report on Form 8-K/A amends the Original Form 8-K to present certain financial statements of FrontRow and to present certain unaudited pro forma financial information in connection with the Company’s business combination with FrontRow, which financial statements and unaudited pro forma information are filed as exhibits hereto. All of the other items in the Original Form 8-K remain the same and are incorporated herein by reference.

Item 9.01Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired.

The Audited Financial Statements of FrontRow Calypso LLC, as of and for the year ended December 31, 2021 with the related notes thereto and the independent Auditor’s Report, as filed as Exhibit 99.1 hereto.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information of Boxlight Corporation, after giving effect to the acquisition of FrontRow Calypso LLC and the adjustments described therein, is attached as Exhibit 99.2 and is incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

23	Consent of Dixon, Hughes, Goodman, LLP

99.1	Audited Financial statements of FrontRow Calypso LLC as of and for the year ended December 31, 2021, together with the related notes thereto and the Independent Auditor’s Report.

99.2

Unaudited pro forma condensed combined statement of operations of Boxlight Corporation for the year ended December 31, 2021, giving effect to the acquisition of FrontRow Calypso, LLC. Unaudited pro forma effects on non-GAAP financial measures of Boxlight Corporation for the year ended December 31, 2021, after giving effect to the acquisition of FrontRow Calypso LLC.

104	Cover Page Interactive Data File Imbedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 17, 2022

BOXLIGHT CORPORATION

By:	/s/ Michael Pope
Name:	Michael Pope
Title:	Chief Executive Officer